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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K


                                     CURRENT REPORT
                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934


                          Date of Report:  April 13, 1999
                         (Date of earliest event reported)




                                 INTEL CORPORATION
               (Exact name of registrant as specified in its charter)



        Delaware                     0-6217                 94-1672743
       (State of                  (Commission             (IRS Employer
     incorporation)               File Number)           Identification No.)




               2200 Mission College Blvd., Santa Clara, CA 95052-8119
                        (Address of principal executive offices)



                                   (408) 765-8080
                (Registrant's telephone number, including area code)


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 Item 5.       OTHER EVENTS

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended March 27, 1999 and forward-looking statements relating to 1999 and the second quarter of 1999, as presented in a press release of March 27, 1999.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

    (c)        Exhibits

               99.1 Financial information for Intel Corporation for the quarter and the year ended March 27, 1999 and forward-looking statements relating to 1999 and the second quarter of 1999.

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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       INTEL CORPORATION
                                                       (Registrant)





Date:     April 13, 1999                          By:  /s/ ANDY D. BRYANT
                                                       ------------------
                                                       Andy D. Bryant
                                                       Senior Vice President,
                                                       Chief Financial Officer
                                                       and Principal Accounting
                                                       Officer